EXHIBIT 1

                     The undersigned agree that the Statement on Schedule 13D dated August 28, 1992, the Amendment No. 1 dated November 5, 1992, the Amendment No. 2 dated November 30, 1992, the Amendment No. 3 dated June 23, 1993, the Amendment No. 4 dated August 31, 1993, the Amendment No. 5 dated March 31, 1993, the Amendment No. 6 dated December 14, 1994, the Amendment No. 7 dated December 29, 1994, the Amendment No. 8 dated March 13, 1995, the Amendment No. 9 dated June 19, 1995, and this Amendment No. 10 are being filed with the Securities and Exchange Commission on behalf of each of Mahendra Sheth, Shashikant Sheth, Kirit Sheth, Jamnadas Sheth, Starion International, Ltd., Virendra Sheth, and Jayesh Sheth.

                                        /s/ Jamnadas Sheth
                                       ___________________________________
                                        Jamnadas Sheth, Individually


                                        /s/ Shashikant Sheth
                                        ___________________________________
                                        Shashikant Sheth, Individually


                                        /s/ Mahendra Sheth
                                        ___________________________________
                                        Mahendra Sheth, Individually


                                        /s/Kirit Sheth
                                        ___________________________________
                                        Kirit Sheth, Individually


                                        /s/ Virendra Sheth
                                        ___________________________________
                                        Virendra Sheth, Individually


                                        /s/ Jayesh Sheth
                                        ___________________________________
                                        Jayesh Sheth, Individually


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                                        Starion International Ltd.

                                        By

                                        /s/ Shashikant Sheth
                                        ______________________________
                                        Name:    Shashikant Sheth

                                        Title:   Director

                                        Dated:  August 7, 1995